UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2006

CNL HOTELS & RESORTS, INC.
(Exact name of registrant as specified in its charter)
Maryland (State or other jurisdiction of incorporation)	0-24097 (Commission File Number)	59-3396369 (IRS Employer Identification No.)
420 South Orange Avenue, Suite 700, Orlando, Florida32801 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code (407) 650-1510

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01  Entry into a Material Definitive Agreement.

    On June 21, 2006, CNL Hotels & Resorts, Inc. (the “Company”) completed the merger (the “Merger”) of the Company and CNL Hospitality Corp., the Company’s external advisor prior to the Merger (the “Advisor”), whereby the Advisor was merged with and into CNL Hotels & Resorts Acquisition, LLC (now known as CNL Hotels & Resorts, LLC), a wholly-owned subsidiary of the Company (“Acquisition Sub”), with Acquisition Sub being the surviving entity, pursuant to the amended and restated agreement and plan of merger, entered into as of April 3, 2006 (the “Amended Merger Agreement”), by and among the Company, the Advisor, CNL Real Estate Group, Inc. (“CREG”), Five Arrows Realty Securities II L.L.C. (“Five Arrows”), the other stockholders of the Advisor identified therein, Acquisition Sub, CNL Hospitality Properties Acquisition Corp. and CNL Financial Group, Inc. (“CFG”).

    Information relating to the Merger has previously been disclosed in a Definitive Proxy Statement on Form DEFM14A filed with the Securities and Exchange Commission (“SEC”) on May 12, 2006 (the “Definitive Proxy Statement”).

Transition Services Agreement

    On June 21, 2006, in connection with the consummation of the Merger, the Company entered into a transition services agreement with CFG (the “Transition Services Agreement”), pursuant to which CFG will provide the Company with investor relations support, software services, data center services, administration of certain external legal billing services and certain other office services. CFG will charge the Company for each particular service (other than the administration of certain external legal billing services) at CFG’s historical cost without any profit mark-up, which are the same fees or rates that CFG charges to its other customers (which are all either subsidiaries or other affiliates of CFG), and the fees payable by the Company to CFG for legal billing services are an annual fixed amount agreed upon in advance without any profit mark-up. The Transition Services Agreement will terminate on March 31, 2007, unless otherwise extended. The Transition Services Agreement will be terminable without penalty by the Company upon ninety (90) days’ prior written notice to CFG prior to the end of the initial term or any renewal term.  At the Company’s sole option, the Company may terminate (i) any or all services, other than the investor relations, call center and legal billing services, either in whole or in part, under the Transition Services Agreement upon thirty (30) business days’ prior written notice to CFG, and (ii) the investor relations, call center and/or the legal billing services upon ninety (90) days’ prior written notice to CFG. The Transition Services Agreement will also be terminable at any time without penalty by CFG upon one hundred and eighty (180) days’ prior written notice to the Company.

    The foregoing summary of the material terms of the Transition Services Agreement is qualified in its entirety by reference to the text of the Transition Services Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Brand License Agreement

    On June 21, 2006, in connection with the consummation of the Merger, the Company entered into a brand license agreement with CNL Intellectual Properties, Inc., an affiliate of CFG (the “Brand License Agreement”), with respect to the use of the CNL brand.  The Brand License Agreement does not provide for the payment of a licensing fee by the Company and provides for various termination rights by CNL Intellectual Properties, Inc. upon twelve (12) months prior written notice to the Company in the event:

o        Mr. Seneff is involuntarily removed as a member of the Board of Directors of the Company (the “Board”) by the Company’s stockholders or the Board;

o        the Company terminates the Tower II Lease (as defined above), provided that, if the Company’s termination of the Tower II Lease is the result of a material breach by the other party, and CFG or its affiliates terminate the Brand License Agreement, CFG is obligated to pay the Company a $2 million termination fee;

o        the Company is involved in certain extraordinary corporate transactions, such as a merger, a dissolution, or sale of all or substantially all of its assets; or

o        a majority of the Board are persons other than persons for whose election proxies have been solicited by the Board.

    The foregoing summary of the material terms of the Brand License Agreement is qualified in its entirety by reference to the text of the Brand License Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Registration Rights Agreement; Lock-Up Letters

    On June 21, 2006, the Company entered into a registration rights agreement with the Advisor’s stockholders (the “Registration Rights Agreement”).  Under the Registration Rights Agreement, the Company granted the former stockholders of the Advisor (the “Advisor Stockholders”) certain registration rights with respect to the common shares they received in the Merger. These registration rights require the Company, on up to two occasions on demand of holders of shares with an aggregate offering price equal to at least $10 million, to use its commercially reasonable best efforts to prepare and file a registration statement within ninety (90) days of the demand that covers the resale of those shares, and the shares of any other holders of registration rights electing to participate in the registration. In addition, the Registration Rights Agreement provides that the Company is required to give the holders of registration rights notice at least thirty (30) days prior to the proposed date of filing a registration statement for the offer and sale of common shares for the Company or for any other selling stockholder, and provide these holders with the opportunity to participate and have their common shares included in the registration statement, subject to customary underwriter cutback provisions. This participation right does not apply to registration statements related to an employee benefit plan, a dividend or distribution reinvestment plan or on Form S-4 or Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”). The Registration Rights Agreement provides that the Company will bear all expenses incident to its obligations under the Registration Rights Agreement, other than any underwriting fees, discounts or commissions, or any out-of-pocket expenses of the persons exercising the registration rights, or any transfer taxes relating to the resale of their shares. Notwithstanding the foregoing, the Company will have no obligation to fulfill any registration obligations with respect to the Registration Rights Agreement until one hundred and eighty (180) days after a Listing (as such term is defined in the Registration Rights Agreement).
In connection with their registration rights, on June 21, 2006 each of the Advisor Stockholders (other than Five Arrows) entered into the Lock-Up Letters (the “Lock-Up Letters”) in connection with the Merger. The Lock-Up Letters prohibit the direct or indirect Transfer (as such term is defined in the Lock-Up Letters) or public announcement of an intention to Transfer any common shares or any securities convertible into or exercisable or exchangeable for the Company’s common shares or warrants, options or other rights to purchase or otherwise acquire the Company’s common shares the Advisor Stockholders may now or later own of record or beneficially (collectively, “Stockholder Shares”) during the first six (6) months after the date of the Merger. In addition, the Lock-Up Letters prohibit the direct or indirect Transfer or public announcement of an intention to Transfer of any Stockholder Shares in excess of one-half of the number of common shares received by these Advisor Stockholders in the Merger for an additional six (6) months after the Merger (ending one (1) year after the Merger).
The foregoing summary of the material terms of the Registration Rights Agreement is qualified in its entirety by reference to the text of the Registration Rights Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.
Pledge and Security Agreement
    On June 21, 2006, the Company entered into a pledge and security agreement with the Advisor Stockholders (excluding Five Arrows) (the “Pledge and Security Agreement”), pursuant to which the Advisor Stockholders (other than Five Arrows)  pledged on a pro-rata basis in favor of the Company and Acquisition Sub an aggregate of 750,000 of the Company’s common shares (the “Pledged Shares”) as security for their indemnification obligations under the Amended Merger Agreement.  Under the terms of the Pledge and Security Agreement, the Company holds a first priority security interest in the Pledged Shares for a period ending on the later of (i) the fourth anniversary of the Closing Date or (ii) the resolution of all indemnification claims asserted by the Company under the Amended Merger Agreement.
    The foregoing summary of the material terms of the Pledge and Security Agreement is qualified in its entirety by reference to the text of the Pledge and Security Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 4.2 and is incorporated herein by reference.
A brief description of the material relationships between the Company and the parties to the foregoing agreements is included under Item 2.01 and is incorporated herein by reference.
Deferred Share Grants
    Effective on the effective date of the Merger, the Company’s executive officers, Thomas J. HutchisonIII (Chief Executive Officer), John A. Griswold (President and Chief Operating Officer), C. Brian Strickland (Executive Vice President, Chief Financial Officer and Treasurer), Barry A. N. Bloom (Senior Vice President of Portfolio Management and Administration), Greerson G. McMullen (Senior Vice President, Chief General Counsel and Corporate Secretary), Marcel Verbaas (Chief Investment Officer) and Mark E. Patten (Chief Accounting Officer) (collectively the “Executive Officers”), received deferred share award grants, pursuant to the terms of each Executive Officer’s employment agreement. The amount of deferred shares subject to each deferred share award for the Executive Officers is set forth below:
Name	Amount of Deferred Shares
Thomas J. HutchisonIII..............	850,500
John A. Griswold..........................	662,900
C. Brian Strickland........................	465,000
Barry A. N. Bloom........................	175,000
Greerson G. McMullen................	131,250
Marcel Verbaas.............................	120,000
Mark E. Patten..............................	100,000

    Pursuant to the grant notices and the agreements, with respect to approximately 18% of the deferred shares listed in the above schedule, each Executive Officer becomes vested in the deferred shares as to 25% of such deferred shares on December 31st of 2006, 2007, 2008 and 2009.  Pursuant to the grant notices and the agreements, with respect to approximately 82% of the deferred shares listed in the schedule above, each Executive Officer becomes vested in the deferred shares as to 1/7th of such deferred shares on December 31, 2006 and as to 2/7th of such deferred shares on December 31st of 2007, 2008 and 2009, all upon the achievement of performance objectives determined by the Company’s Compensation Committee.  For 2006, vesting is based on earnings before interest, taxes, depreciation and amortization and on funds from operations.  For 2006, for the portion of the 2006 installment subject to each performance objective, vesting will occur for (i) half of the deferred shares upon achievement of the threshold amounts, (ii) 75% of the deferred shares upon achievement of the target amount and (iii) 100% of the deferred shares upon achievement of the superior amount.  The vesting of the deferred share awards may be accelerated in certain circumstances under the  terms of each Executive Officer’s employment agreement with the Company.  Common shares of the Company will generally be delivered to the Executive Officer within two and one-half months of the vesting of an installment of the deferred shares.

    Each Executive Officer forfeits the unvested portion, if any, of his deferred shares if such Executive Officer’s service to the Company is terminated, except as otherwise provided for in the Executive Officer’s employment agreement or as may otherwise be determined by the Compensation Committee pursuant to the terms of  the Company’s 2004 Omnibus Long-Term Incentive Plan.

Bonus Payments
    On June 20, 2006, the Compensation Committee approved, contingent on the consummation of the Merger, the advance payment of 45% of the annual target bonus for the employees of the Advisor who, upon the consummation of the Merger, became employees of the Company.  These bonus payments will be paid out within thirty (30) days after the effective date of the Merger, had been accrued by the Advisor and were funded through a cash reserve of the Advisor that was transferred to the Company as part of the consummation of the Merger.  As part of this advance bonus payment, Thomas J. HutchisonIII, John A. Griswold, C. Brian Strickland, Barry A. N. Bloom, Greerson G. McMullen, Marcel Verbaas and Mark E. Patten have received, or will receive, bonus payments in the amounts of $763,875.00, $442,125.00,  $337,500.00, $216,562.50, $123,750.00, $121,500.00 and $52,875.00, respectively.

Item 2.01 Completion of Acquisition or Disposition of Assets.

    The Merger (as defined in Item 1.01) was consummated on June 21, 2006.  In conjunction with the consummation of the Merger, all of the outstanding shares of capital stock of the Advisor were converted into 3.6 million of the Company’s common shares, which total number of shares was calculated by dividing $72 million by the Per Share Price (as defined in the Amended Merger Agreement), and all of the outstanding shares of capital stock of the Advisor ceased to be outstanding and were canceled, retired and ceased to exist.  In addition, on June 21, 2006, the Company assumed a promissory note issued by the Advisor to Five Arrows with an outstanding principal balance of $7.625 million, plus accrued but unpaid interest (the “Five Arrows Note”).  On June 22, 2006, the Company repaid the Five Arrows Note in full.  The amount of consideration paid in the Merger resulted from arms-length negotiations between the Special Committee of the Board, on the one hand, and the Advisor and the Advisor’s stockholders, on the other hand.

    Upon consummation of the Merger, the separate corporate existence of the Advisor ceased and Acquisition Sub as the surviving entity continued as the Company’s wholly-owned subsidiary, and succeeded to all of the assets, business and liabilities of the Advisor.  Certain of the Advisor’s officers became the officers of the Company and the Advisor’s other employees became the Company’s employees.  As a result of the consummation of the Merger, the Company became self-advised.

    Prior to the consummation of the Merger, certain of the Company’s officers and directors and their respective affiliates collectively owned, directly or indirectly, an aggregate of 90% of the outstanding capital stock of the Advisor and, in conjunction with the consummation of the Merger, received, directly or indirectly, an aggregate of 3.24 million of the Company’s common shares.  Five Arrows owned the remaining 10% of the outstanding stock of the Advisor prior to the Merger, and received 360,000 common shares of the Company in the Merger.  James M. Seneff, Jr., the Chairman of the Board and a director of the Company, jointly with his wife, has ownership and voting control of CNL Holdings, Inc., the parent company of CFG, which, in turn, wholly owns CREG, which was the owner of approximately 53.64% of the outstanding shares of common stock of the Advisor prior to the consummation of the Advisor Merger.  Prior to the Merger, Mr. Seneff also directly owned an additional approximate 7.46% of the outstanding shares of common stock of the Advisor. As a result of his direct and indirect holdings in the Advisor, Mr. Seneff received 2,200,132 of the Company’s common shares in the Merger.  In addition, Robert A. Bourne, the Vice-Chairman of the Board and a director of the Company, owned directly approximately 13.34% of the outstanding shares of common stock of the Advisor, which shares entitled Mr. Bourne to receive 480,377 shares of the Company’s common shares in the Merger. Messrs. Hutchison, Griswold, Strickland, Bloom and Verbaas, officers of the Company and former officers of the Advisor, owned an aggregate of approximately 15.54% of the outstanding shares of common stock of the Advisor, and, as a result, in connection with the Merger, they received 251,118, 99,990, 151,117, 37,267 and 19,998 common shares of the Company, respectively.  Prior to the consummation of the Merger, the Advisor owned 10,000 common shares of the Company, and a company owned and controlled by Messrs. Seneff and Bourne owned 12,500 common shares of the Company.  The shares issued to the Advisor’s stockholders in connection with the Merger have not been registered under the Securities Act in reliance upon the exemption from registration contained in Section 4(2) of the Securities Act.

    On June 21, 2006, in connection with the consummation of the Merger, the Company assumed the lease agreement, dated as of November 23, 2005, between CNL Plaza II, Ltd., a Florida limited partnership (which is wholly owned by Messrs. James M. Seneff, Jr. and Robert A. Bourne, directors of the Company), as the landlord, and the Advisor, as the tenant (the “Tower II Lease”).  In connection with the assumption of the Tower II Lease, the Company (i) assumed all of the Advisor’s rights and obligations as tenant under the Tower II Lease and (ii) reimbursed CNL Financial Group, Inc. (“CFG”) for its out-of-pocket costs and expenses incurred as of June 21, 2006 in connection with (A) the purchase of the Advisor’s furniture, fixtures and equipment for the office space covered by the Tower II Lease, and (B) amounts paid by the Advisor to the landlord under the Tower II Lease for the cost of improvements to such office space that are in excess of the tenant improvement allowance under the Tower II Lease. The amount reimbursed by the Company was approximately $3.2 million.

    The foregoing information relating to the Merger is qualified in its entirety by reference to the text of the Definitive Proxy Statement filed with the SEC on May 12, 2006, which includes additional disclosure regarding (i) the amount of consideration paid in the Merger and (ii) the nature of the relationships between the parties to the Amended Merger Agreement and the Company or any of its affiliates.  The Merger was approved by the Company’s stockholders at a Special Meeting of the Stockholders of the Company held on June 20, 2006 (the “Special Meeting”).

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
    On June 21, 2006, the Company assumed the Five Arrows Note.  The disclosure required by this Item is included in Item 2.01 and is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities
    The disclosure required by this Item is included in Item 2.01 and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On June 20, 2006, at the Special Meeting, the Company’s stockholders approved certain amendments and restatements of the Company’s articles of amendment and restatement, as amended (the “Charter”) to modify certain provisions of the Charter to, among other things, (i) conform more closely to the charters of real estate investment trusts whose securities are publicly traded and listed on the New York Stock Exchange and which are self-advised and (ii) reflect that the Company has become self-advised.  The Company filed the corresponding Articles of Amendment and Restatement reflecting these modifications with the State Department of Assessments and Taxation of Maryland (the “SDAT”) on June 21, 2006 and the Articles of Amendment and Restatement were accepted for record by the SDAT on such date.  Information relating to the modifications of the Charter was previously disclosed in the Definitive Proxy Statement. The foregoing description is qualified in its entirety by reference to the Articles of Amendment and Restatement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.  The required financial statements will be filed on or before September 5, 2006, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(b)           Pro forma financial information. The required pro forma financial information will be filed on or before September 5, 2006, by amendment to this Form 8-K, which date is within the period allowed to file such an amendment.

(d)           Exhibits.

2.1           Amended and Restated Agreement and Plan of Merger, entered into as of April 3, 2006, by and among CNL Hotels & Resorts, Inc., CNL Hospitality Corp., CNL Real Estate Group, Inc., Five Arrows Realty Securities II L.L.C., the other stockholders of CNL Hospitality Corp. listed on the signature page thereto under the heading “Stockholders”, CNL Financial Group, Inc., CNL Hotels & Resorts Acquisition, LLC, and CNL Hospitality Properties Acquisition Corp. and exhibits thereto (filed as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 12, 2006 and incorporated herein by reference).

3.1           Articles of Amendment and Restatement, dated June 21, 2006 (filed herewith).

4.1           Registration Rights Agreement, dated as of June 21, 2006, by and among CNL Real Estate Group, Inc., Five Arrows Realty Securities II L.L.C., James M. Seneff, Jr., Robert A. Bourne, C. Brian Strickland, Thomas J. HutchisonIII, John A. Griswold, Barry A.N. Bloom, Marcel Verbaas and CNL Hotels & Resorts, Inc. (filed herewith).

4.2           Pledge and Security Agreement, dated as of June 21, 2006, by and among CNL Real Estate Group, Inc., James M. Seneff, Jr., Robert A. Bourne, C. Brian Strickland, Thomas J. HutchisonIII, John A. Griswold, Barry A.N. Bloom, Marcel Verbaas, CNL Hotels & Resorts, Inc., CNL Hotels & Resorts Acquisition, LLC (filed herewith).

10.1         Transition Services Agreement, dated as of June 21, 2006, between CNL Hotels & Resorts, Inc. and CNL Financial Group, Inc. (filed herewith).

10.2         Brand License Agreement, dated as of June 21, 2006, between CNL Hotels & Resorts, Inc. and CNL Intellectual Properties, Inc. (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNL HOTELS & RESORTS, INC.

Date: June 23, 2006	By:	/s/ C. Brian Strickland
Name: C. Brian Strickland
Title: Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

2.1           Amended and Restated Agreement and Plan of Merger, entered into as of April 3, 2006, by and among CNL Hotels & Resorts, Inc., CNL Hospitality Corp., CNL Real Estate Group, Inc., Five Arrows Realty Securities II L.L.C., the other stockholders of CNL Hospitality Corp. listed on the signature page thereto under the heading “Stockholders”, CNL Financial Group, Inc., CNL Hotels & Resorts Acquisition, LLC, and CNL Hospitality Properties Acquisition Corp. and exhibits thereto (filed as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 12, 2006 and incorporated herein by reference).

3.1           Articles of Amendment and Restatement, dated June 21, 2006 (filed herewith).

4.1           Registration Rights Agreement, dated as of June 21, 2006, by and among CNL Real Estate Group, Inc., Five Arrows Realty Securities II L.L.C., James M. Seneff, Jr., Robert A. Bourne, C. Brian Strickland, Thomas J. HutchisonIII, John A. Griswold, Barry A.N. Bloom, Marcel Verbaas and CNL Hotels & Resorts, Inc. (filed herewith).

4.2           Pledge and Security Agreement, dated as of June 21, 2006, by and among CNL Real Estate Group, Inc., James M. Seneff, Jr., Robert A. Bourne, C. Brian Strickland, Thomas J. HutchisonIII, John A. Griswold, Barry A.N. Bloom, Marcel Verbaas, CNL Hotels & Resorts, Inc., CNL Hotels & Resorts Acquisition, LLC (filed herewith).

10.1         Transition Services Agreement, dated as of June 21, 2006, between CNL Hotels & Resorts, Inc. and CNL Financial Group, Inc. (filed herewith).

10.2         Brand License Agreement, dated as of June 21, 2006, between CNL Hotels & Resorts, Inc. and CNL Intellectual Properties, Inc. (filed herewith)